                                                                    Exhibit 10.4

                                  ACKEEOX CORP.

                                ESCROW AGREEMENT

ESCROW AGREEMENT made this ______ day of June, 2001 by and between FLAGLER BANK, a Florida banking corporation (the "Escrow Agent"), and ACKEEOX CORP., a Florida corporation (the "Company").

                                    RECITALS:

A. The Company proposes to offer and sell to the public up to 1,000,000 units (the "Units"), each Unit consisting of a share of its common stock ("Common Stock") and a warrant ("Warrant") to purchase an additional share of Common Stock at the price of $5.00, at an initial offering price of $5.00 per Unit (the "Offering").

B. A registration statement on Form SB-2 with respect to the Units has been filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"). Amendments to such registration statement have been and more may be filed, and a final form of prospectus will be filed with the Commission upon the effectiveness of such registration statement. (Such registration statement (including all exhibits thereto), as amended at the time it becomes effective and at the time each post-effective amendment thereto becomes effective, and the final prospectus filed upon the effectiveness of such registration statement or post-effective amendment (including any supplements to such final prospectus filed following such effectiveness) are referred to herein, respectively, as the "Registration Statement" and the "Prospectus").

C. The Registration Statement and the Prospectus provide that amounts tendered by investors in payment of the subscription price for Units, including checks, cash and cash equivalents (the "Subscription Proceeds"), shall be deposited and held in escrow in a segregated account until such Subscription Proceeds are disbursed by the Escrow Agent pursuant to this Agreement.

D. Unless subscriptions for not less than 200,000 Units are accepted by the Company and fully paid for on or before the Termination Date, the Offering will terminate, and no Units will be sold. "Termination Date" means September 30, 2001, unless extended by the Company in its discretion for an additional 90 days.

NOW, THEREFORE, in consideration of the mutual covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. ESCROW. From the date hereof through and including (a) the date of the final disbursement of funds pursuant to this Agreement or (b) termination of the Offering by the Company, whichever occurs later, the Escrow Agent shall act as escrow agent and shall receive and disburse all Subscription Proceeds and earnings, if any, thereon in accordance with the terms of this Agreement. The Escrow Agent hereby represents to the Company that it is a "bank" as such term is defined by Section 3(a)(6) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

2. DEPOSIT PROCEDURE.

    (a) The Escrow Agent shall establish an appropriate segregated account (the "Escrow Account") designated as the "Ackeeox Corp. Escrow Account," or with such other appropriate designation as shall be assigned by the Escrow Agent and communicated to the Company. The Escrow Agent shall cause all Subscription Proceeds transmitted to it by the Company to be held in the Escrow Ac count. All checks received by the Escrow Agent are to be held uncashed until required to be submitted for collection pursuant to paragraph 2(b) of this Agreement.

    (b) All Subscription Proceeds received by the Company shall be promptly delivered to the Escrow Agent at 1801 Forest Hill Boulevard, West Palm Beach, Florida 33406 together with a schedule of such payments and the subscriptions represented thereby. Provided that the Escrow Agent shall have received with respect to each subscription for Units (i) Facsimile Notice (as defined herein) from the Company that a subscription has been received by the Company and (ii) Subscription Proceeds in the amount required to pay in full for such subscription, the Escrow Agent shall immediately commence the collection process (as applicable) with respect to such Subscription Proceeds. Any payment item which is returned to the Escrow Agent on its initial presentation for payment need not again be presented for collection. The Facsimile Notice provided for in this paragraph shall be given by the Company not more than five days following receipt by the Escrow Agent of such Subscription Proceeds and not less than two business days prior to any disbursement of Subscription Proceeds by the Escrow Agent pursuant hereto.

    (c) If a subscription is not accepted by the Company, the Company shall, within five days following its receipt, provide the Escrow Agent with Facsimile Notice (as defined herein) of the name of the rejected subscriber, the address of the rejected subscriber, and the amount of Subscription Proceeds received from such rejected subscriber and delivered to the Escrow Agent by the Company.

    (d) If the Escrow Agent is holding collected funds with respect to a rejected subscription, the Escrow Agent shall promptly remit the full amount of Subscription Proceeds received by the Company and delivered to the Escrow Agent, without inter est thereon or deduction therefrom, to the rejected subscriber at the address provided by the Company. If the Escrow Agent has presented the Subscription Proceeds of a rejected subscriber for collection but has not yet collected funds, the Escrow Agent shall, promptly upon collection of such funds, remit the full amount of Subscription Proceeds received by the Company and delivered to the Escrow Agent, without interest thereon or deduction therefrom, to the rejected subscriber at the address provided by the Company. If the Escrow Agent has not yet presented the Subscription Proceeds of a rejected subscriber for collection, the Escrow Agent shall promptly return in full the Subscription Proceeds delivered to the Escrow Agent in the form so received and delivered, without interest thereon or deduction therefrom, to the rejected subscriber at the address provided by the Company.

3. INVESTMENT OF ESCROW FUNDS. The Escrow Agent shall invest all funds held in the Escrow Account (including earnings, if any, thereon) in United States government securities or securities guaranteed by the United States, certificates of deposit of banks located in the United States or any other investment, provided, in each case, that such investment is permitted by Rule 15c2-4, promulgated by the Commission under the Exchange Act ("Rule 15c2-4"). Such investments shall be made in a manner consistent with the requirement that the Subscription Proceeds be available for delivery by the Escrow Agent at the times described herein. The parties hereto recognize that there may be a forfeiture of interest in the event of early withdrawal from an interest-bearing account.

4. INITIAL CLOSING.

    (a) If the Escrow Agent shall (i) be holding in escrow collected funds representing Subscription Proceeds in an amount equal to the full purchase price of 200,000 Units and (ii) have received from the Company on or before the Termination Date and the Initial Closing Date, respectively, the Facsimile Notice (as defined herein) and related Confirmation (as defined herein) described in paragraph 4(b) hereof, then the Escrow Agent shall disburse the collected funds then held in the Escrow Account (less fees of the Escrow Agent as provided herein) to the Company, as provided herein and subject to the provisions hereof, at the Initial Closing. As used in this Agreement, the terms "Initial Closing" and "Initial Closing Date" shall mean, respectively, the first disbursement of Subscription Proceeds by the Escrow Agent pursuant to this Agreement and the date upon which such disbursement occurs; the Initial Closing shall be scheduled as determined by the parties hereto.

    (b) On or before the Termination Date, the Escrow Agent shall have received Facsimile Notice (as defined herein) from the Company that all conditions precedent to the disbursement of Subscription Proceeds on the Initial Closing Date have been fully satisfied as required under the Registration Statement and Prospectus, specifically certifying that subscriptions for not less than 200,000 Units have been received and accepted by the Company on or before the Termination Date; Confirmation (as defined herein) of such Facsimile Notice shall be delivered to the Escrow Agent on or before the Initial Closing Date, dated as of the Initial Closing Date.

    (c) Provided that the Escrow Agent shall have (i) received and be holding in escrow collected Subscription Proceeds as required under paragraph 4(a) hereof,
(ii) received the Facsimile Notice (as defined herein) required under paragraph 4(b) hereof on or before the Termination Date and (iii) received Confirmation (as defined herein) of the Facsimile Notice required under para graph 4(b) hereof on or before the Initial Closing Date, the Escrow Agent shall, on the Initial Closing Date, disburse the collected funds then held in the Escrow Account as follows: First, to the Escrow Agent in the amount of any fees then due and payable to the Escrow Agent (which shall not exceed on the Initial Closing Date the aggregate earnings, if any, on funds held in the Escrow Account, determined as of the business day immediately preceding such Closing
Date); and second, to the Company in the amount of any balance then remaining in the Escrow Account.

    (d) If any of the conditions described in paragraphs 4(a) and 4(b) hereof shall not have been fully satisfied at the close of business on the date (the Termination Date or Initial Closing Date) specified herein for such compliance, the Escrow Agent shall promptly return all Subscription Proceeds directly to subscribers, without interest thereon or deduction therefrom, and the escrow provided for herein shall thereupon terminate.

5. ADDITIONAL CLOSINGS.

(a) Subsequent to the Initial Closing Date, the collected funds then held in the Escrow Account shall be disbursed by the Escrow Agent from time to time at one or more Additional Closings. As used herein, the terms "Additional Closing" and "Additional Closing Date" shall mean, respectively, any such further closing and the date upon which such closing occurs; Additional Closings shall be scheduled as determined by the parties to this Agreement.

    (b) Prior to the disbursement of collected funds held in the Escrow Account at any Additional Closing, the Escrow Agent shall have received Facsimile Notice (as defined herein) from the Company that all conditions precedent to such disbursement by the Escrow Agent have been fully satisfied as required under the Registration Statement and Prospectus. The Facsimile Notice from the Company provided for in this paragraph 5(b) must be received by the Escrow Agent not less than two business days prior to such Additional Closing Date; Confirmation (as defined herein) of such Facsimile Notice shall be delivered to the Escrow Agent by the Company on or before such Additional Closing Date, dated as of such Additional Closing Date.

    (c) Provided that the Facsimile Notice (as defined herein) required under paragraph 5(b) hereof shall have been received by Escrow Agent not less than two business days prior to, and confirmed in writing on or before, each Additional Closing Date, the Escrow Agent shall, on such Additional Closing Date, disburse the collected funds then held in the Escrow Account as follows: First, to the Escrow Agent in the amount of any fees then due and payable to such Agent (which shall not exceed on any Additional Closing Date the aggregate earnings, if any, on funds held in the Escrow Account, determined as of the business day immediately preceding such Closing Date); and second, to the Company in the amount of any balance then remaining in the Escrow Account.

6. BOOKS AND RECORDS. The Escrow Agent shall maintain accurate records of all transactions hereunder. Promptly upon the termination of escrow, or as may reasonably be requested by the Company prior thereto, the Escrow Agent shall provide the Company with a complete copy of such records, certified by the Escrow Agent to be a complete and accurate account of all such transactions. The authorized representatives of the Company shall also have access to such books and records at all reasonable times during normal business hours upon reasonable notice to the Escrow Agent.

7. ESCROW AGENT FEES. As compensation for services performed by it pursuant to this Agreement, the Escrow Agent shall be entitled to receive from the Company the fees set forth on SCHEDULE "A" hereto; such fees shall be deducted from Escrow Income (as defined in such SCHEDULE "A"), and the Company shall pay to the Escrow Agent on demand any portion of such fees which remains unpaid following the final Closing, in any event no later than the Termination Date.

8. TERMINATION. This Agreement shall terminate on the final disposition of the moneys and property held in escrow under and pursuant to the terms hereof, provided that the rights of the

Escrow Agent and the obligations of the Company under paragraphs 7 and 9 shall survive the termination hereof.

9. GENERAL PROVISIONS.

    (a) This Agreement expressly sets forth all the duties of the Escrow Agent with respect to any and all matters pertinent hereto.

    (b) The Escrow Agent shall not be liable, except for its own negligence or willful misconduct and, except with respect to claims based upon such negligence or willful misconduct that are successfully asserted against the Escrow Agent. The Company shall indemnify and hold harmless the Escrow Agent (and any successor Escrow Agent) from and against any and all losses, liabilities, claims, actions, damages and expenses, including reason able attorneys' fees and disbursements, arising out of and in connection with this Agreement.

    (c) The Escrow Agent shall be entitled to rely upon any order, judgment, certification, demand, notice, instrument or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of the service thereof. The Escrow Agent may act in reliance upon any instrument or signature believed by it to be genuine and may assume that any person purporting to give notice or advice, or to accept and acknowledge receipt, or to make any statement or execute any documents in connection with the provisions of this Agreement has been duly authorized to do so.

    (d) In the event that the Escrow Agent (i) shall be uncertain as to its duties arising under this Agreement or (ii) shall receive instructions from the Company as to the funds held in the Escrow Account which, in its opinion, are inconsistent with each other or are in any conflict with any of the provisions of this Agreement, the Escrow Agent shall be authorized to hold any and all Subscription Proceeds received by it, together with any other amounts which shall accrue to or be deposited in the Escrow Account, pending the settlement of any such controversy by final adjudication of a court of competent jurisdiction, or the Escrow Agent may, at its option, deposit such funds with the clerk of a court of competent jurisdiction, in an appropriate proceeding to which all parties in interest are duly joined.

    (e) The Escrow Agent (and any successor escrow agent) may at any time resign as such by delivering all amounts held in the Escrow Account to any successor escrow agent designated by the Company in writing, or to any court of competent jurisdiction, whereupon the Escrow Agent shall be discharged of and from any and all further obligations arising in connection with this Agreement. The resignation of the Escrow Agent will take effect (i) upon the appointment of a successor (including a court of competent jurisdiction) or (ii) thirty (30) days after the date of delivery of its written notice of resignation to the Company, whichever first occurs. If at such time the Escrow Agent has not received a written designation of a successor escrow agent, the Escrow Agent's sole responsibility thereafter shall be to safekeep the funds held in the Escrow Account until receipt by the Escrow Agent of a written designation by the Company of a successor escrow agent or a final order of a court of competent jurisdiction.

    (f) The parties hereto hereby irrevocably submit to the jurisdiction of the Florida state courts in and for Palm Beach County or the U.S. federal court in West Palm Beach, Florida in any action or proceeding arising out of or relating to this Agreement, and the parties hereby irrevocably agree that all claims in respect of such action or proceeding shall be heard and determined in such state or federal court. The parties to this Agreement hereby consent to and grant to any such court jurisdiction over the persons of such parties and over the subject matter of any such dispute.

    (g) This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and assigns, and shall not be enforceable by or inure to the benefit of any third party. Except as provided herein with respect to a resignation by the Escrow Agent, no party hereto may assign any of its rights or obligations under this Agreement without the prior written consent of the other parties hereto.

    (h) This Agreement may only be modified by a written instrument signed by the parties hereto, and no waiver hereunder shall be effective unless in writing signed by the party to be charged.

    (i) The Escrow Agent makes no representation as to the validity, value, genuineness or the collectibility of any security or other document or instrument held by or delivered to such Escrow Agent pursuant to the terms of this Agreement.

    (j) For purposes hereof, "Facsimile Notice" shall mean the delivery by telephone facsimile of a notice, request, demand or other communication provided for herein, and "Confirmation" shall mean the delivery by hand (via commercial courier service or otherwise) or by first class mail, if and to the extent required hereunder, of a manually-signed (if applicable) counterpart of any such notice, demand or other communication. All Facsimile Notices and Confirmations and any other communications arising hereunder shall be deemed given when received and shall be telecopied or delivered by hand to the parties at the facsimile telephone numbers and addresses listed below, or to such other persons or facsimile telephone numbers/addresses as the relevant party shall designate from time to time in writing delivered by hand as aforesaid:


        If to the Company:                          Ackeeox Corp.
        Attention:                                  Jerold H. Kritchman
        Facsimile Number:                           561-776-0775
        Telephone Number:                           561-776-0776
        Confirmation Address:                       2835 N. Military Trail
                                                    West Palm Beach, FL 33409

        If to the Escrow Agent:                     Flagler Bank
        Attention:                                  James A. Semrad
        Facsimile Number:                           561-432-2123
        Telephone Number:                           561-432-2122
        Confirmation Address:                       1801 Forest Hill Boulevard
                                                    West Palm Beach, FL 33406

    (k) This Agreement shall be construed in accordance with and governed by the internal law of the State of Florida.

    (l) This Agreement may be executed in counterparts, both of which shall be deemed an original, and both of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the day and year first above written.

                                          ACKEEOX CORP.


                                          By:/s/Jerold H. Kritchman
                                             --------------------------------
                                             Jerold H. Kritchman, President


                                          FLAGLER BANK


                                          By: /s/James A. Senrad
                                             --------------------------------
                                             Name: James A. Senrad
                                                  ---------------------------
                                             Title: President
                                                   --------------------------

                                ESCROW AGREEMENT

                                   SCHEDULE A

This SCHEDULE "A" to the Escrow Agreement dated as of June 4, 2001 by and between Flagler Bank (the "Escrow Agent") and Ackeeox Corp. (the "Company") sets forth the compensation arrangements referred to in paragraph 7 of such Agreement, as follows:

For services performed by it pursuant to the Escrow Agreement, the Escrow Agent shall be entitled to receive from the Company fees in the amounts of $2000 payable upon the execution hereof plus $250 per Closing; provided, however, that the Escrow Agent shall receive, in the aggregate, not less than $2500 in consideration of its services rendered pursuant to the terms of the Escrow Agreement. Except for the initial payment due upon the execution of this Agreement, such fees shall be (a) due and payable on the Initial Closing Date and each Additional Closing Date until paid in full and (b) payable, through the final Closing, only from and to the extent of available Escrow Income; provided that, if payments made from available Escrow Income, made at the Initial Closing and one or more Additional Closings are not, in the aggregate, sufficient to pay such fees in full, the Company shall pay on demand any such fees which remain unpaid following the final Closing.

"Escrow Income" is the amount of interest and/or dividends, if any, which shall have been (x) paid on or in respect of the Escrow Account (representing earnings on funds held therein) and (y) deposited in such Account as collected funds on or prior to the business day immediately preceding such Initial Closing Date or Additional Closing Date, as the case may be. If and to the extent that Escrow Income exceeds the aggregate fees payable to the Escrow Agent hereunder, such excess shall be paid to the Company at the Initial Closing or Additional Closing(s), as the case may be. Notwithstanding the foregoing, if the Offering is terminated prior to the Initial Closing, the Escrow Agent shall be entitled to receive fees in the aggregate amount of $2500, and no more, payable by the Company on demand. All terms used herein shall have the same meanings ascribed to them in the Escrow Agreement of which this Schedule is a part.